UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2023

Solid Biosciences Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38360	90-0943402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Rutherford Avenue, Third Floor

Charlestown, Massachusetts 02129

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 337-4680

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.001 par value per share	SLDB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Solid Biosciences Inc. (the “Company”) held its Annual Meeting of Stockholders on June 6, 2023 (the “Annual Meeting”) and, among other things, the Company’s stockholders approved an amendment to the Company’s 2021 Employee Stock Purchase Plan to increase the number of shares available for issuance thereunder, which amendment had previously been adopted by the Company’s board of directors subject to stockholder approval.

The description of the 2021 Employee Stock Purchase Plan, as amended, contained on pages 44 to 49 of the Company’s proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2023, is incorporated herein by reference. A complete copy of the 2021 Employee Stock Purchase Plan, as amended, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 6, 2023 to consider and vote upon the matters listed below. The following is a summary of the matters voted on at the Annual Meeting.

1.

The Company’s stockholders elected Clare Kahn, Adam Koppel, Adam Stone and Lynne Sullivan as Class II directors to serve until the 2026 Annual Meeting of Stockholders, each director to hold office until his or her successor has been duly appointed and qualified. The results of the stockholders’ vote with respect to the election of such Class II directors were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Clare Kahn	13,705,838	528,354	1,097,584
Adam Koppel	14,157,818	76,374	1,097,584
Adam Stone	13,707,942	526,250	1,097,584
Lynne Sullivan	13,570,247	663,945	1,097,584

2.

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
15,321,347	4,911	5,518	—

3.

The Company’s stockholders approved an amendment to the Company’s 2021 Employee Stock Purchase Plan to increase the number of shares available for issuance thereunder. The results of the stockholders’ vote with respect to such amendment were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
13,550,802	679,390	4,000	1,097,584

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	2021 Employee Stock Purchase Plan, as amended (incorporated by reference to Exhibit 99.1 to the Registrant’s Registration Statement on Form S-8 (File No. 333-272456) filed with the Securities and Exchange Commission on June 6, 2023)

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLID BIOSCIENCES INC.

Date: June 9, 2023	By:	/s/ Alexander Cumbo
	Name:	Alexander Cumbo
	Title:	Chief Executive Officer